                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            Fort Bend Holding Corp.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                            FORT BEND HOLDING CORP.
      3400 AVENUE H P.O. BOX 951  ROSENBERG, TEXAS 77471  (713) 342-5571



                                                                    July 1, 1996



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Fort Bend Holding Corp. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 2:00 p.m., Richmond, Texas time, on July 30, 1996 at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas.

     An important aspect of the Meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon proposals to elect four directors of the Company and to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors. Your Board of Directors unanimously recommends that you vote in favor of each proposal.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This action will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                                   Very truly yours,



                                   ROBERT W. LINDSEY
                                   Chairman of the Board

                            FORT BEND HOLDING CORP.
                                 3400 Avenue H
                             Rosenberg, Texas 77471
                                 (713) 342-5571

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on July 30, 1996


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Fort Bend Holding Corp. (the "Company") will be held at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas at 2:00 p.m., Richmond, Texas time, on July 30, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.  The election of four directors of the Company;

     2. The ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company for the fiscal year ending March 31, 1997;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on June 14, 1996, are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    By Order of the Board of Directors



                                    Robert W. Lindsey
                                    Chairman of the Board

Rosenberg, Texas
July 1, 1996
- - --------------------------------------------------------------------------------

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF
MAILED WITHIN THE UNITED STATES.
- - --------------------------------------------------------------------------------

                                PROXY STATEMENT

                            FORT BEND HOLDING CORP.
                                 3400 Avenue H
                            Rosenberg, Texas   77471
                                 (713) 342-5571



                         ANNUAL MEETING OF STOCKHOLDERS
                                 July 30, 1996


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fort Bend Holding Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas on July 30, 1996, at 2:00 p.m. Richmond, Texas time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about July 1, 1996. Certain of the information provided herein relates to Fort Bend Federal Savings and Loan Association of Rosenberg ("Fort Bend" or the "Association"), a wholly-owned subsidiary and predecessor of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of four directors of the Company and a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending March 31, 1997.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of Company common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra C. Samford, Secretary, Fort Bend Holding Corp., 3400 Avenue H, Rosenberg, Texas 77471.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on June 14, 1996, will be entitled to one vote for each share then held. As of that date, the Company
had 819,198 shares of Common Stock issued and outstanding.   The following table
sets forth information regarding the share ownership, as of June 14, 1996, of:
(i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer and each other executive officer who made in excess of $100,000 during fiscal 1996 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company and the Association as a group.


Beneficial Owner                         Shares Beneficially Owned    Percent of Class
- - --------------------------------------  ----------------------------  -----------------
OVER 5% BENEFICIAL OWNERS:
- - --------------------------------------
Wellington Management Company                       77,700(1)              9.48%
75 State Street
Boston, Massachusetts  02109

First Financial Fund, Inc.                                (1)                  (1)
One Seaport Plaza, 25th Floor
New York, New York 10292

First Manhattan Co.                                 81,500(2)              9.95
437 Madison Avenue
New York, New York  10022

John Hancock Mutual Life                            79,000(3)              9.64
 Insurance Company and
John Hancock Subsidiaries, Inc.
P.O. Box 111
Boston, Massachusetts  02117
          and
The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199

FMR Corp.                                           74,074(4)              8.29
82 Devonshire Street
Boston, Massachusetts 02109

Jeffrey L. Gendell                                  70,500(5)              8.60
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York  10019

Fort Bend Holding Corp.                             61,425(6)              7.50
Employee Stock Ownership Plan
3400 Avenue H
Rosenberg, Texas 77471


          Beneficial Owner              Shares Beneficially Owned     Percent of Class
- - --------------------------------------  -------------------------     ----------------
NAMED OFFICERS:
- - --------------------------------------
Lane Ward                                           37,677(7)              4.49

David D. Rinehart                                   15,209(7)              1.84

Directors, nominees and executive                  153,651(8)             17.39
 officers of the Company and the
 Association as a group (11 persons)

- - -----------------------
(1) As reported by Wellington Management Company ("Wellington") in a statement as of February 9, 1996 on Amendment No. 3 to a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wellington reported shared dispositive power as to all of such shares. The shares reported as beneficially owned by Wellington are owned by various investment advisory clients of Wellington. None of such clients owned more than 5% of the Company's outstanding shares of Common Stock, other than First Financial Fund, Inc. ("FFF"). In a statement as of February 7, 1996 on Amendment No. 2 to a Schedule 13G under the Exchange Act, FFF reported sole voting and shared dispositive power as to 77,000 shares, which constituted 9.4% of the outstanding shares of the Company's Common Stock.
(2) Based on information provided by First Manhattan Co. ("First Manhattan"). First Manhattan is a general partner in two limited partnerships, First Save Associates, L.P. ("First Save") and Second First Save Associates, L.P. ("Second Save"). Of the 81,500 shares reported above, First Save has sole voting and dispositive power as to 40,600 shares and Second Save has sole voting and dispositive power as to 40,900 shares. First Manhattan has disclaimed that First Save and Second Save constitute a "group" under the Exchange Act.
(3) Based on information provided by John Hancock Mutual Life Insurance Company ("JHMLI"), JHMLI's wholly owned subsidiary John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly owned subsidiary The Berkeley Financial Group ("TBFG"), and TBFG's wholly owned subsidiary John Hancock Advisers, Inc. ("JHA"). JHMLI, JHSI and TBFG did not report beneficial ownership of any of such shares. JHA reported sole voting and dispositive power as to all of such shares.
(4)  As reported by FMR Corp. ("FMR") in a statement as of February 14, 1996 on
     Schedule 13G under the Exchange Act. FMR reported sole dispositive power as to all of such shares. The amount of shares reported results from the assumed conversion of $1.6 million principal amount of 8% Convertible Subordinated Debentures of the Company (the "Convertible Debentures"). FMR is the parent holding company of Fidelity Management & Research Company ("Fidelity"), a registered investment adviser, which is the beneficial owner of 74,074 shares (resulting from the assumed conversion of $1.6 million principal amount of the Convertible Debentures) by reason of its acting as investment adviser to certain investment companies. All shares reported as beneficially owned by FMR are owned by the investment advisory clients of Fidelity. The ownership of one investment company, Fidelity Select Home Finance Portfolio, amounted to 74,074 shares (resulting from the assumed conversion of $1.6 million principal amount of the Convertible Debentures). By reason of their substantial control of FMR, the Chairman of FMR, Mr. Edward C. Johnson III, a Director of FMR, Abigail P. Johnson, and members of the Johnson family also may be deemed to possess sole dispositive power as to the 74,074 shares beneficially owned by FMR.
(5) As reported by Mr. Gendell and Tontine Partners in a statement as of October 3, 1995 on Amendment No. 1 to a Schedule 13D under the Exchange Act. Mr. Gendell reported sole voting and dispositive power as to 21,500 shares; and Mr. Gendell and Tontine Partners together reported shared voting and dispositive power as to 49,000 shares.
(6) Represents shares held by the Company's Employee Stock Ownership Plan (the "ESOP"), 24,677 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(7) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individuals may be deemed to have sole or shared voting and/or dispositive powers. Also includes (i) 3,490 and 1,870 restricted shares of Common Stock awarded under the RRP to Mr. Ward and Mr. Rinehart, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 16,918 and 8,581 shares subject to options granted under the Stock Option Plan to Mr. Ward and Mr. Rinehart, respectively, which are currently exercisable, (iii) 2,314 and 46 shares attributed to Mr. Ward and Mr. Rinehart, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 1,770 and 1,308 shares allocated to the ESOP account of Mr. Ward and Mr. Rinehart, respectively.
(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and/or dispositive powers. Also includes (i) 462, 1,243, 3,490, 1,870, 947 and 255 restricted shares of Common Stock awarded under the Company's Recognition and Retention Plan (the "RRP") to each non-employee director (four persons), Chairman Robert
     W. Lindsey, Mr. Lane Ward, Mr. David D. Rinehart, Mr. Larry J. Dobrava (Senior Vice President and Chief Lending Officer) and Ms. Sandra C. Samford (Vice President and Corporate Secretary), respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 3,839, 16,918, 8,581, 4,888 and 1,128 shares subject to options granted under the Company's 1993 Stock Option and Incentive Option Plan (the "Stock Option Plan") to each non-employee director (four persons), Mr. Ward, Mr. Rinehart, Mr. Dobrava and Ms. Samford, respectively, which are currently exercisable, (iii) 2,314, 2,314, 1,157, 3,240, 1,157, 2,314, 46, 2,314,
     1,157 and 1,620 shares attributed to Mr. Lindsey, Mr. Ward, Directors George C. Brady, J. Patrick Gubbels, William A. Little and Wayne O. Poldrack, Mr. Rinehart and Ms. Samford and Director nominees Callender and Workman, respectively, which are issuable upon conversion of the Convertible

     Debentures , and (iv) 1,770, 1,308, 1,191 and 571 shares allocated to the ESOP accounts of Mr. Ward, Mr. Rinehart, Mr. Dobrava and Ms. Samford, respectively.


                           I.  ELECTION OF DIRECTORS
GENERAL

     The Company's Board of Directors consists of eight members. Each of the current six directors of the Company has served in such capacity since its incorporation in January 1993. In addition, the Board has been expanded to eight members with Mr. Callender and Mr. Workman, who are currently serving as advisory directors, being nominated to fill these new positions. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information as of June 14, 1996 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.



                                                                                SHARES OF
                                                                              COMMON STOCK     PERCENT
                                POSITION(S) HELD        DIRECTOR    TERM TO   BENEFICIALLY        OF
NAME                  AGE        IN THE COMPANY         SINCE(1)    EXPIRE      OWNED(2)       CLASS(2)
- - --------------------  ---  --------------------------  -----------  -------  ---------------  ----------
                                                 NOMINEES
J. Patrick Gubbels     54  Director                        1989        1999        13,581        1.65%

Wayne O. Poldrack      56  Director                        1980        1999        14,805        1.80

Doyle G. Callender     45  Nominee                          N/A        1999         1,157        0.14

Ron L. Workman         44  Nominee                          N/A        1998         5,620        0.69

                                      DIRECTORS CONTINUING IN OFFICE

Robert W. Lindsey      84  Chairman of the Board           1950        1997        21,359        2.61

Lane Ward              47  Vice Chairman, President        1985        1997        37,677        4.49
                           and Chief Executive
                           Officer

George C. Brady        75  Director                        1955        1998        11,148        1.35

William A. Little      64  Director                        1985        1998        13,648        1.66

- - -----------------------------
(1)  Includes service as a director of the Association.

(2) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive powers. Also includes (i) 462, 1,243 and 3,490 restricted shares of Common Stock awarded under the RRP to each current non-employee director (four persons), Mr. Lindsey and Mr. Ward, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 3,839, and 16,918 shares subject to options granted under the Stock Option Plan to each non-employee director (four persons) and Mr. Ward, respectively, which are currently exercisable, (iii) 2,314, 2,314, 1,157, 3,240, 1,157, 2,314, 1,157 and 1,620 shares attributed to Messrs. Lindsey, Ward, Brady, Gubbels, Little, Poldrack, Callender and Workman, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 1,770 shares allocated to the ESOP account of Mr. Ward.

     The business experience of each nominee and director of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     J. Patrick Gubbels - Mr. Gubbels is self-employed in farming and ranching in Fort Bend County, Texas. In addition, Mr. Gubbels serves as trustee for trusts and estates and has further interests in various businesses including oil and gas concerns.

     Wayne O. Poldrack - Mr. Poldrack has been a self-employed certified public accountant practicing in Rosenberg, Texas since 1972.

     Doyle G. Callender - Mr. Callender is Executive Vice President and General Manager of Fort Bend Telephone Company. Mr. Callender has been with the Company for 23 years, the last 14 of which in these capacities.

     Ron L. Workman - Mr. Workman is President of Workman Construction, Inc. Mr. Workman started the Company in 1991.

     Robert W. Lindsey - Mr. Lindsey has been a partner in the law firm of Joerger, Lindsey & Lindsey since 1948 and has served as the Association's Legal Counsel since 1950. Mr. Lindsey served as President of Fort Bend from 1980 to 1987 and has served as Chairman of the Board since 1963.

     Lane Ward - Mr. Ward joined the Association in 1978 as Financial Vice President before being promoted to Executive Vice President in 1981, to President and Chief Operating Officer in 1987 and to Vice Chairman in 1996. Mr. Ward is a Certified Public Accountant.

     George C. Brady - Mr. Brady was the owner of Brady Insurance Agency, located in Wharton, Texas until his retirement in 1985. Mr. Brady presently serves as an insurance agency consultant. Mr. Brady was named Municipal Judge for the City of Wharton in 1995.

     William A. Little - Mr. Little was the Senior Vice President of Sales and Marketing of Imperial Holly Corporation, a sugar refiner located in Sugar Land, Texas. He was employed by Imperial Holly Corporation from 1962 until his retirement in December 1993.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors meets monthly and upon the written request of the President or at least two directors. The Board of Directors met 13 times during fiscal 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Company's directors are not paid fees for service on the Board of Directors in addition to fees received for service on the Board of the Association and committees thereof. The Board of Directors of the Company has standing Audit and Compensation Committees which meet and act in conjunction with the Association's Audit and Compensation Committees, respectively.

     The Audit Committee is responsible for selecting the Company's and the Association's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee also reviews loan loss reserve adequacy, electronic data processing performance and internal audit performance. The members of this committee during fiscal 1996 were Directors Poldrack (Chairman), Brady and Little. This committee held four meetings during the year ended March 31, 1996.

     The Compensation Committee was established during 1993 to determine compensation levels for the Association's staff and to administer the Stock Option Plan and RRP. The members of this committee during fiscal 1996 were Directors Little (Chairman), Brady and Gubbels. This committee held two meetings during the year ended March 31, 1996.

     In addition to what has been described above, the Audit and Compensation Committees address matters as necessary during the course of the year. However, these matters may be presented in the course of meetings of the full Board of Directors.

     The full Board of the Company acts as a nominating committee for the annual selection of nominees for election as directors. While the Board will consider nominees recommended by others, it has not actively solicited nominations nor established any procedures for this purpose. Pursuant to the Company's Bylaws, nominations generally must be delivered in writing to the Secretary of the Company at least 15 days before the date of the annual meeting.

     The Association's Board of Directors meets monthly and may have additional special meetings. The Board of Directors met 13 times during the year ended
March 31, 1996.   During fiscal 1996, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. During fiscal 1996, each non-employee director received a fee of $700 per month for service on the Board. In addition, each member of the Audit and Compensation Committees received a fee of $350 per meeting attended, except for the chairmen of such committees who received $400
per meeting attended.   Mr. Poldrack received a fee of $650 per month during
fiscal 1996 for service on the Association's Loan and Appraisal Review
Committee.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the past three fiscal years. One other executive officer made in excess of $100,000 during the fiscal year ended March 31, 1996.




                          SUMMARY COMPENSATION TABLE
- - -------------------------------------------------------------------------------------------------
                                                                         LONG TERM COMPENSATION
- - -------------------------------------------------------------------------------------------------
                                 ANNUAL COMPENSATION                            AWARDS
- - -------------------------------------------------------------------------------------------------
                                                                        RESTRICTED     SECURITIES
                                                      OTHER ANNUAL        STOCK        UNDERLYING
NAME AND PRINCIPAL               SALARY     BONUS     COMPENSATION       AWARD(S)        OPTIONS
    POSITION              YEAR    ($)        ($)         ($)(1)            ($)            (#)
- - -------------------------------------------------------------------------------------------------
Lane Ward                  1996  $125,047   $ 8,498       $---             $ 7,813(2)         ---(3)
Vice Chairman,             1995   121,405    10,000        ---               5,938          1,000
President and Chief        1994   114,536    10,000        ---              44,750         14,918
Executive Officer

David D. Rinehart          1996    94,524     6,424        ---               6,822(2)         ---(3)
Senior Vice President,
Chief Financial Officer
- - -------------------------------------------------------------------------------------------------

(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of Mr. Ward's salary and bonus.

(2) Represents the dollar value, based on the $15.625 closing price per share of the Common Stock on April 3, 1995, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1996), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. Based on the $18.25 closing price per share of the Common Stock on March 29, 1996, the 3,490 restricted shares held by Mr. Ward and the 1,870 restricted shares held by Mr. Rinehart as of March 31, 1996, had an aggregate market value of $63,693 and $34,128, respectively. On April 1, 1996, Mr. Ward received an additional award of 1,000 shares of restricted stock and Mr. Rinehart received an additional award of 500 shares of restricted stock.

(3) On April 1, 1996, Mr. Ward received options to purchase 1,000 shares of Common Stock, and Mr. Rinehart received options to purchase 1,000 shares of Common Stock, each at an exercise price of $18.625, the average of the high bid and low ask prices per share of the Common Stock on the date of grant.

     The following table provides information as to stock options exercised by the Named Officers during the fiscal year ended March 31, 1996, and the value of the options held by the Named Officers on March 31, 1996.


                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                           OPTION VALUES
- - --------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                                                             OPTIONS AT FY-END (#)                 AT FY-END ($)(1)
- - --------------------------------------------------------------------------------------------------------------------------------
                     SHARES ACQUIRED      VALUE
NAME                 ON EXERCISE (#)   REALIZED ($)   EXERCISABLE (#)  UNEXERCISABLE (#)  EXERCISABLE ($)  UNEXERCISABLE ($)
- - --------------------------------------------------------------------------------------------------------------------------------
Lane Ward                        ---       $---           15,918                ---         $125,824               $---
David D. Rinehart                ---        ---            7,581                ---           57,043                ---
- - --------------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options granted based upon the exercise prices of the option ($10.00 per share with respect to 14,918 shares and $15.50 per share with respect to 1,000 shares for Mr. Ward and $10.00 per share with respect to 6,581 shares and $15.50 per share with respect to 1,000 shares for Mr. Rinehart) and the closing price of $18.25 per share of the Common Stock as reported on the Nasdaq National Market on March 29, 1996. On April 1, 1996, Mr. Ward received an option to purchase 1,000 shares of Common Stock, and Mr. Rinehart received an option to purchase 1,000 shares of Common Stock, each at an exercise price of $18.625, the average of the high bid and low ask prices per share of the Common Stock on the date of grant.


EMPLOYMENT AGREEMENTS

     The Association has entered into employment agreements with Messrs. Ward, Rinehart and Dobrava. The employment agreements are designed to assist the Association and the Company in maintaining a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of their officers. These agreements were filed with, and approved by, the OTS as part of the application of the Company for approval to become a savings and loan holding company. The employment agreements became effective on June 30, 1993, the date the Association completed its conversion to stock form, and provide for annual base salaries in amounts not less than the employees' salaries on that date. The employment agreements provide for an initial term of three years. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are terminable by the employee upon 90 days notice to the Association. The employment agreements provide for payment to the employee of up to 100% of the employee's then-current annual compensation in the event there is a change in control of the Association where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to be contingent on a change in control. Such termination payments are provided on a similar basis in connection with a voluntary termination of employment, where the change in control was at any time opposed by the Company's Board of Directors.

     For the purposes of the employment agreements, a change in control is defined to mean: (i) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of the Company, (ii) as a result of any cash tender offer, merger or other business combination, sale of assets or contested election, the persons who were directors of the Company cease to constitute a majority of the Board, or (iii) the stockholders approve the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that any such events shall not constitute a "change in control" if approved by the Company's Board of Directors. The agreements provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on current salaries, if Messrs. Ward, Rinehart and Dobrava had been terminated as of March 31, 1996, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $128,797, $96,424 and $89,723, respectively.

CERTAIN TRANSACTIONS

     The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Residential loans to certain qualified employees are adjusted annually to a reduced interest rate based on a margin over the weekly average yield on U.S. Treasury Securities. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's Loan and Appraisal Review Committee. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. Federal law currently requires that all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates.

     Set forth in the table below is certain information as of March 31, 1996 as to loans made by Fort Bend to each of its directors and executive officers and members of their immediate families whose aggregate indebtedness to Fort Bend exceeded $60,000 at any time since April 1, 1995. In addition to the loans set forth below, the Association also has made several loans to its directors and executive officers which do not exceed $60,000. Unless otherwise noted, all loans designated in the table below as residential loans are first mortgage loans secured by the borrower's current principal place of residence.

                                                    LARGEST
                                                     AMOUNT       BALANCE    INTEREST
                                                  OUTSTANDING       AT       RATE AT
                        DATE                         SINCE       MARCH 31,  MARCH 31,
NAME AND POSITION     OF LOAN    TYPE OF LOAN    MARCH 31, 1995    1996        1996
- - --------------------  --------  ---------------  --------------  ---------  ----------
Lane Ward             12/28/78  Residential            $ 30,940  $      --         --%
Vice Chairman,        08/21/92  Residential(1)            1,540         --         --
 President, Chief     03/25/94  Residential(2)          175,964    173,599      7.375
 Executive Officer
 and Director

- - --------------------------
(1)Home improvement loan secured by Mr. Ward's principal place of residence.

(2)Loan from the Association made under standard terms and conditions to a relative of Mr. Ward.

                II.  RATIFICATION OF THE APPOINTMENT OF AUDITORS

          The Board of Directors has renewed the Company's arrangement for Coopers & Lybrand L.L.P. to be its independent auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Coopers & Lybrand L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1997.


                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 3400 Avenue H, Rosenberg, Texas 77471 no later than March 1, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Robert W. Lindsey
                                         Chairman of the Board


Rosenberg, Texas
July 1, 1996

                                                                                                           ___
/x/ PLEASE MARK VOTES                                  REVOCABLE PROXY                                       |
    AS IN THIS EXAMPLE                             FORT BEND HOLDING CORP.                                   |


                                                                                                                 WITH-     FOR ALL
                                                                                                         FOR      HOLD     EXCEPT
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF                          1. ELECTION OF DIRECTORS    / /       / /      / /
DIRECTORS OF FORT BEND HOLDING CORP. FOR USE ONLY AT AN                         FOR THE TERMS SPECIFIED
  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY,
JULY 30, 1996, AND AT ANY ADJOURNMENT THEREOF:                               J. Patrick Gubbels (3-Year Term)
                                                                             Doyle G. Callender (3-Year Term)
  The undersigned, being a stockholder of Fort Bend Holding Corp.            Wayne O. Poldrack (3-Year Term)
(the "Corporation"), hereby appoints the Board of Directors, or any          Ron L. Workman (2-Year Term)
one of them, as proxies, each with power to appoint his substitute,
and hereby authorizes them to represent and vote, as designated below,       INSTRUCTION: To withhold authority to vote for any
all the shares of Common Stock of the Corporation held of record by          individual nominee, mark the box "For All Except"
the undersigned on June 14, 1996, at the Annual Meeting of Stockholders      and write that nominee's name in the space provided
of the Corporation to be held at the Fort Bend Country Club,                 below.)
2627 Farm To Market Road 762, Richmond, Texas, at 2:00 P.M.,
Richmond, Texas time and at any adjournment of said meeting.                 ------------------------------------------------------


                                                                                                         FOR     AGAINST   ABSTAIN
                                                                             2. Proposal to ratify the   / /       / /      / /
                                                                                appointment of Coopers
                                                                                & Lybrand L.L.P. as the
                                                                                independent auditors of
                                                                                the Corporation for the
                                                                                fiscal year ending
                                                                                March 31, 1997.

                                                                              This Board of Directors recommends that stockholders
                                                                             vote "for" the listed propositions.

                                                                              This proxy may be revoked at any time before it is
                                                                             exercised. Should the undersigned be present and elect
                                                                             to vote at the Meeting or at any adjournment thereof,
                                                                             and after notification to the Secretary of the
                                                                             Corporation at the Meeting of the stockholder's
                                                                             decision to terminate this Proxy, then the power of
                                                                             such attorneys and proxies shall be deemed terminated
                                                                             and of no further force and effect.

                                                                              This proxy will be voted as specified. If no
                                                                             specification is made above, shares will be voted FOR
                                                                             the election of the nominees in Proposal 1 and FOR
                                                                             Proposal 2 and otherwise at the discretion of the
                                                                             proxies. In their discretion, the proxies are
                                                                             authorized to vote upon such other business as may
                                        -----------------------------        properly come before the meeting as set forth in the
   Please be sure to sign and date        Date                               Proxy Statement.
     this Proxy in the box below.
- - ---------------------------------------------------------------------         The undersigned hereby acknowledges receipt from the
                                                                             Corporation prior to the execution of this proxy, of
                                                                             the Notice of Annual Meeting of Stockholders, a Proxy
- - -----Stockholder sign above ------- Co-holder (if any) sign above----        Statement and an Annual Report to Stockholders.

+                                                                                                                                  +
- - ------------------------------------------------------------------------------------------------------------------------------------
                           * Detach above card, sign, date and mail in postage paid envelope provided.*

                                                      FORT BEND HOLDING CORP.

- - ------------------------------------------------------------------------------------------------------------------------------------
   Please sign exactly as your name(s) appear(s) on this Proxy. Only one signature is required in the case of a joint account.
   When signing in a representative capacity, please give title.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
- - ------------------------------------------------------------------------------------------------------------------------------------